 ==============================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 13, 1998

                            CAMPBELL SOUP COMPANY

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   NEW JERSEY
                             STATE OF INCORPORATION

                                     1-3822
                            (COMMISSION FILE NUMBER)

                                   21-0419870
                       I.R.S. EMPLOYER IDENTIFICATION NO.


                                 CAMPBELL PLACE
                          CAMDEN, NEW JERSEY 08103-1799
                           PRINCIPAL EXECUTIVE OFFICES

                        TELEPHONE NUMBER: (609) 342-4800


==============================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


In September 1997, Campbell Soup Company ("the company") announced a plan, subject to certain conditions, to spin off the Specialty Foods segment to its shareowners as an independent publicly-held company. The Specialty Foods segment includes Swanson frozen foods, Vlasic pickles, and certain European, Argentine and other U.S. businesses. In February 1998, the Board of Directors approved the formal plan to spin off the Specialty Foods segment after receiving a Private Letter Ruling from the Internal Revenue Service indicating that the transaction would be tax-free. The spinoff was effective March 30, 1998. On this date, shareowners of record as of March 9, 1998 received one share of the newly-formed company, Vlasic Foods International Inc. ("Vlasic"), for every ten shares of Campbell Soup Company capital stock. As a result of the spinoff, Vlasic Foods International Inc. is now an independent publicly held company.

On March 5, 1998, the company mailed an Information Statement to all shareowners setting forth the details of the spinoff.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(1) Introduction to Campbell Soup Company Consolidated Pro Forma Consolidated Financial Information

(2) Campbell Soup Company Pro Forma Consolidated Statement of Earnings for the Six Months Ended February 1, 1998

(3) Campbell Soup Company Pro Forma Consolidated Statement of Earnings for the Year Ended August 3, 1997

(4) Campbell Soup Company Pro Forma Consolidated Statement of Earnings for the Year Ended July 28, 1996

(5) Campbell Soup Company Pro Forma Consolidated Statement of Earnings for the Year Ended July 30, 1995

(6) Campbell Soup Company Pro Forma Consolidated Balance Sheet as of February 1, 1998

(7) Notes to Campbell Soup Company Unaudited Pro Forma Consolidated Financial Information

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           CAMPBELL SOUP COMPANY




                              By   /s/ Basil L. Anderson
                                   --------------------------------------
                                   Executive Vice President and Chief
                                    Financial Officer



                              By  /s/ Gerald S. Lord
                                   --------------------------------------
                                    Vice President - Controller



Date: April 13, 1998

                            CAMPBELL SOUP COMPANY

         INTRODUCTION TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


The unaudited Pro Forma Consolidated Statements of Earnings for the Six
Months Ended February 1, 1998 and for the Years Ended August 3, 1997, July
28, 1996 and July 30, 1995 present the consolidated results of the continuing operations of the company, assuming that the transactions associated with the spinoff occurred as of the beginning of the periods presented. The unaudited Pro Forma Consolidated Balance Sheet as of February 1, 1998 presents the consolidated financial position of the company, assuming that the transactions associated with the spinoff had been completed as of that date.

The "Restated" columns represent the effects on reported results of operations and financial position of the company assuming the spinoff was consummated at the respective dates, and accordingly, Vlasic Foods International Inc. ("Vlasic") is reported as a discontinued operation in accordance with Accounting Principles Board Opinion No. 30 "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" ("APB 30"). The net sales, costs and expenses, and assets and liabilities of Vlasic, formerly reported as the company's Specialty Foods segment, have been excluded from the respective captions in the Pro Forma Consolidated Statements of Earnings and Pro Forma Consolidated Balance Sheet. The net operating results of Vlasic have been recorded as "Earnings from discontinued operations" and the net assets have been reported as "Net assets of discontinued operations".

The unaudited Pro Forma Consolidated Financial Information should be read in conjunction with the historical financial statements and related notes thereto of the company included in the 1997 Annual Report on Form 10-K and the Quarterly Report filed on Form 10-Q for the quarter ended February 1, 1998. The pro forma information presented is for informational purposes only and may not be indicative of the results of operations that would have occurred had the spinoff been consummated as of the beginning of the financial periods presented, nor is it intended to be indicative of future results of operations or financial position of the company.

                      CAMPBELL SOUP COMPANY CONSOLIDATED

                 PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS

                                 (UNAUDITED)
                     (MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                        SIX MONTHS ENDED FEBRUARY 1, 1998
                                                        -------------------------------------------------------------------------

                                                                                 HISTORICAL                  PRO FORMA

                                                        AS REPORTED           LESS        RESTATED     PRO FORMA     PRO FORMA
                                                                          DISCONTINUED                ADJUSTMENTS
                                                                         OPERATIONS (A)
Net sales                                                $     4,462       $     639        $  3,823                    $  3,823
---------------------------------------------------------------------------------------------------------------------------------

Costs and expenses
   Cost of products sold                                       2,281             435           1,846                       1,846
   Marketing and selling expenses                                944             115             829                         829
   Administrative expenses                                       188              29             159                         159
   Research and development expenses                              38               4              34                          34
   Other expense                                                  42               5              37                          37
---------------------------------------------------------------------------------------------------------------------------------
     Total costs and expenses                                  3,493             588           2,905                       2,905
---------------------------------------------------------------------------------------------------------------------------------
Earnings before interest and taxes                               969              51             918                         918
   Interest expense                                               93               1              92        (14) (B)          78
   Interest income                                                 6                               6                           6
---------------------------------------------------------------------------------------------------------------------------------
Earnings before taxes                                            882              50             832         14              846
Taxes on earnings                                                304              19             285          5  (C)         290
---------------------------------------------------------------------------------------------------------------------------------

Earnings from continuing operations                              578              31             547          9              556

Earnings from discontinued operations, net of tax                                                 31        (31) (D)

Cumulative effect of change in accounting principle               11               -              11                          11
---------------------------------------------------------------------------------------------------------------------------------
Net earnings                                             $       567       $      31        $    567       $(22)        $    545
=================================================================================================================================

Per share - basic

  Earnings from continuing operations                                                       $   1.20                    $   1.22
  Earnings from discontinued operations                                                         0.06
  Cumulative effect of change in accounting principle                                          (0.02)                      (0.02)
---------------------------------------------------------------------------------------------------------------------------------
Net earnings                                                                                $   1.24                    $   1.20
=================================================================================================================================

Weighted average shares outstanding - basic                                                      457                         457
=================================================================================================================================



Per share - assuming dilution

  Earnings from continuing operations                                                       $   1.19                    $   1.20
  Earnings from discontinued operations                                                         0.06
  Cumulative effect of change in accounting principle                                          (0.02)                      (0.02)
---------------------------------------------------------------------------------------------------------------------------------
Net earnings                                                                                $   1.23                    $   1.18
=================================================================================================================================

Weighted average shares outstanding - assuming dilution                                          463                         463
=================================================================================================================================


See Notes to Pro Forma Consolidated Financial Statements

                       CAMPBELL SOUP COMPANY CONSOLIDATED

                  PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS

                                   (UNAUDITED)
                      (MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                                                                  YEAR ENDED AUGUST 3, 1997
                                                          -----------------------------------------------------------------

                                                                                  HISTORICAL                 PRO FORMA

                                                               AS REPORTED     LESS       RESTATED    PRO FORMA   PRO FORMA
                                                                            DISCONTINUED             ADJUSTMENTS
                                                                           OPERATIONS (A)

Net sales                                                        $7,964       $1,352       $6,612                    $6,612
---------------------------------------------------------------------------------------------------------------------------

Costs and expenses
   Cost of products sold                                          4,305          892        3,413                     3,413
   Marketing and selling expenses                                 1,636          266        1,370                     1,370
   Administrative expenses                                          324           53          271                       271
   Research and development expenses                                 77            9           68                        68
   Other expense                                                    140            2          138                       138
   Restructuring charge                                             216           13          203                       203
---------------------------------------------------------------------------------------------------------------------------
     Total costs and expenses                                     6,698        1,235        5,463                     5,463
---------------------------------------------------------------------------------------------------------------------------
Earnings before interest and taxes                                1,266          117        1,149                     1,149
   Interest expense                                                 167            1          166          (29)(B)      137
   Interest income                                                    8                         8                         8
---------------------------------------------------------------------------------------------------------------------------
Earnings before taxes                                             1,107          116          991           29        1,020
Taxes on earnings                                                   394           37          357           11 (C)      368
---------------------------------------------------------------------------------------------------------------------------

Earnings from continuing operations                                 713           79          634           18          652

Earnings from discontinued operations, net of tax                                              79          (79) (D)

---------------------------------------------------------------------------------------------------------------------------
Net earnings                                                     $  713       $   79       $  713       $  (61)      $  652
===========================================================================================================================


Per share - basic

  Earnings from continuing operations                                                      $ 1.34                    $ 1.38
  Earnings from discontinued operations                                                      0.17
---------------------------------------------------------------------------------------------------------------------------
Net earnings                                                                               $ 1.51                    $ 1.38
===========================================================================================================================

Weighted average shares outstanding - basic                                                   472                       472
===========================================================================================================================



Per share - assuming dilution

   Earnings from continuing operations                                                     $ 1.33                    $ 1.36
   Earnings from discontinued operations                                                     0.16
---------------------------------------------------------------------------------------------------------------------------
Net earnings                                                                               $ 1.49                    $ 1.36
===========================================================================================================================

Weighted average shares outstanding - assuming dilution                                       478                       478
===========================================================================================================================

See Notes to Pro Forma Consolidated Financial Statements

                       CAMPBELL SOUP COMPANY CONSOLIDATED

                  PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS

                                   (UNAUDITED)
                      (MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                                                         YEAR ENDED JULY 28, 1996
                                                       -----------------------------------------------------------------

                                                                     HISTORICAL                          PRO FORMA

                                                            AS REPORTED     LESS       RESTATED    PRO FORMA   PRO FORMA
                                                                        DISCONTINUED               ADJUSTMENTS
                                                                         OPERATIONS (A)

Net sales                                                     $7,678       $1,354       $6,324                    $6,324
------------------------------------------------------------------------------------------------------------------------

Costs and expenses
  Cost of products sold                                        4,363          908        3,455                     3,455
  Marketing and selling expenses                               1,499          257        1,242                     1,242
  Administrative expenses                                        343           55          288                       288
  Research and development expenses                               84            8           76                        76
  Other expense                                                   72            0           72                        72
------------------------------------------------------------------------------------------------------------------------
   Total costs and expenses                                    6,361        1,228        5,133                     5,133
------------------------------------------------------------------------------------------------------------------------
Earnings before interest and taxes                             1,317          126        1,191                     1,191
  Interest expense                                               126            1          125          (28)(B)       97
  Interest income                                                  6            0            6                         6
------------------------------------------------------------------------------------------------------------------------
Earnings before taxes                                          1,197          125        1,072           28        1,100
Taxes on earnings                                                395           41          354           11 (C)      365
------------------------------------------------------------------------------------------------------------------------

Earnings from continuing operations                              802           84          718           17          735

Earnings from discontinued operations, net of tax                                           84          (84)(D)        0

------------------------------------------------------------------------------------------------------------------------
Net earnings                                                  $  802       $   84       $  802       $  (67)      $  735
========================================================================================================================


Per share - basic

  Earnings from continuing operations                                                   $ 1.44                    $ 1.48
  Earnings from discontinued operations                                                   0.17
------------------------------------------------------------------------------------------------------------------------
Net earnings                                                                            $ 1.61                    $ 1.48
========================================================================================================================


Weighted average shares outstanding - basic                                                498                       498
========================================================================================================================



Per share - assuming dilution

 Earnings from continuing operations                                                    $ 1.43                    $ 1.46
 Earnings from discontinued operations                                                    0.16
------------------------------------------------------------------------------------------------------------------------
Net earnings                                                                            $ 1.59                    $ 1.46
========================================================================================================================

Weighted average shares outstanding - assuming dilution                                    503                       503
========================================================================================================================


See Notes to Pro Forma Consolidated Financial Statements

                       CAMPBELL SOUP COMPANY CONSOLIDATED

                  PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS

                                   (UNAUDITED)
                      (MILLIONS, EXCEPT PER SHARE AMOUNTS)




                                                                                     YEAR ENDED JULY 30, 1995
                                                          ------------------------------------------------------------------------

                                                                                     HISTORICAL                   PRO FORMA

                                                               AS REPORTED       LESS        RESTATED     PRO FORMA      PRO FORMA
                                                                             DISCONTINUED                ADJUSTMENTS
                                                                             OPERATIONS (A)

Net sales                                                        $ 7,250       $ 1,369       $ 5,881                      $ 5,881
----------------------------------------------------------------------------------------------------------------------------------
Costs and expenses
   Cost of products sold                                           4,255           939         3,316                        3,316
   Marketing and selling expenses                                  1,371           258         1,113                        1,113
   Administrative expenses                                           326            55           271                          271
   Research and development expenses                                  88             9            79                           79
   Other expense                                                      63             0            63                           63
----------------------------------------------------------------------------------------------------------------------------------
     Total costs and expenses                                      6,103         1,261         4,842                        4,842
----------------------------------------------------------------------------------------------------------------------------------
Earnings before interest and taxes                                 1,147           108         1,039                        1,039
   Interest expense                                                  115             2           113           (30)(B)         83
   Interest income                                                    10             0            10                           10
----------------------------------------------------------------------------------------------------------------------------------
Earnings before taxes                                              1,042           106           936            30            966
Taxes on earnings                                                    344            36           308            11 (C)        319
----------------------------------------------------------------------------------------------------------------------------------


Earnings from continuing operations                                  698            70           628            19            647

Earnings from discontinued operations, net of tax                                                 70           (70)(D)

----------------------------------------------------------------------------------------------------------------------------------
Net earnings                                                     $   698       $    70       $   698       $   (51)       $   647
==================================================================================================================================


Per share - basic

   Earnings from continuing operations                                                       $  1.26                      $  1.30
   Earnings from discontinued operations                                                        0.14
----------------------------------------------------------------------------------------------------------------------------------
Net earnings                                                                                 $  1.40                      $  1.30
==================================================================================================================================


Weighted average shares outstanding - basic                                                      498                          498
==================================================================================================================================



Per share - assuming dilution

   Earnings from continuing operations                                                       $  1.25                      $  1.29
   Earnings from discontinued operations                                                        0.14
----------------------------------------------------------------------------------------------------------------------------------
Net earnings                                                                                 $  1.39                      $  1.29
==================================================================================================================================

Weighted average shares outstanding - assuming dilution                                          503                          503
==================================================================================================================================


See Notes to Pro Forma Consolidated Financial Statements

                       CAMPBELL SOUP COMPANY CONSOLIDATED

                      PRO FORMA CONSOLIDATED BALANCE SHEET

                                FEBRUARY 1, 1998
                                   (UNAUDITED)
                      (MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                       HISTORICAL                    PRO FORMA

                                                            AS REPORTED      LESS    RESTATED       PRO FORMA   PRO FORMA
                                                                         DISCONTINUED              ADJUSTMENTS
                                                                        OPERATIONS (A)
                                                           --------------------------------------------------------------
Current assets
 Cash and cash equivalents                                     $    99     $   1     $    98                     $    98
 Accounts receivable                                               910       160         750     $   59 (E)          809
 Inventories                                                       722       164         558                         558
 Other current assets                                              174        15         159                         159
-------------------------------------------------------------------------------------------------------------------------
    Total current assets                                         1,905       340       1,565         59            1,624
-------------------------------------------------------------------------------------------------------------------------
Plant assets, net of depreciation                                2,449       508       1,941                       1,941
Intangible assets, net of amortization                           2,124        84       2,040                       2,040
Net assets of discontinued operations                                                    720        (59) (E)
                                                                                                   (500) (H)
                                                                                                    (22) (G)
                                                                                                   (139) (F)
Other assets                                                       529         5         524        (14) (G)         510
-------------------------------------------------------------------------------------------------------------------------
    Total assets                                               $ 7,007     $ 937     $ 6,790     $ (675)         $ 6,115
=========================================================================================================================


Current liabilities
 Notes payable                                                 $ 2,112     $  12     $ 2,100     $ (500) (H)     $ 1,600
 Payable to suppliers and others                                   522        82         440                         440
 Accrued liabilities                                               607        72         535                         535
 Accrued income taxes                                              197                   197                         197
-------------------------------------------------------------------------------------------------------------------------
    Total current liabilities                                    3,438       166       3,272       (500)           2,772
-------------------------------------------------------------------------------------------------------------------------

Long-term debt                                                   1,263         2       1,261                       1,261
Nonpension postretirement benefits                                 441        37         404        (30) (G)         374
Other liabilities                                                  381        12         369         (6) (G)         363
-------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                            5,523       217       5,306       (536)           4,770
-------------------------------------------------------------------------------------------------------------------------
Shareowners' equity
 Capital stock, $.0375 par value; authorized                        20                    20                          20
  560 shares; issued 542 shares
 Capital surplus                                                   370                   370                         370
 Earnings retained in the business                               3,955                 3,955       (139) (F)       3,816
 Capital stock in treasury, at cost                             (2,749)               (2,749)                     (2,749)
 Cumulative translation adjustments                               (112)                 (112)                       (112)
-------------------------------------------------------------------------------------------------------------------------
    Total shareowners' equity                                    1,484                 1,484       (139)           1,345
-------------------------------------------------------------------------------------------------------------------------


    Total liabilities and shareowners' equity                  $ 7,007               $ 6,790     $ (675)         $ 6,115
=========================================================================================================================

  See Notes to Pro Forma Consolidated Financial Statements

                            CAMPBELL SOUP COMPANY


NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS FOR THE PERIOD
            ENDED FEBRUARY 1, 1998 AND YEARS ENDED AUGUST 3, 1997,
                       JULY 28, 1996 AND JULY 30, 1995



(A) The "Discontinued Operations" columns in the unaudited pro forma financial information represent the results of operations and financial position of Vlasic Foods International Inc., adjusted to properly present such results as a discontinued operation. Interest expense has not been allocated to discontinued operations. In 1996 net earnings from discontinued operations include a one-time charge to reengineer the frozen food manufacturing facilities, which was offset by a gain on the sale of the Mrs. Paul's frozen seafood business.

(B) To reduce net interest expense to reflect the reduction of short-term borrowings by $500 million as of the beginning of each period presented. In connection with the spinoff, the company effectively transferred $500 million of indebtedness to Vlasic. The pro forma adjustments are based on the weighted average interest rates for commercial paper for the respective periods (5.57% in 1998, 5.7% in 1997, 5.5% in 1996, and 6% in
      1995).

(C) To reflect the estimated tax impact of the pro forma adjustment referred to in (B) at a combined federal and state income tax rate of 38%.

(D)   To eliminate discontinued operations.

(E) To reclassify intercompany payables from Vlasic to the company that will remain outstanding obligations of Vlasic after the spinoff.

(F) To eliminate the net assets of discontinued operations (Vlasic) and to record the effect on shareowners' equity.

(G) To record the transfer of pension and postretirement obligations to Vlasic and to eliminate the related deferred tax asset.

(H) To record the impact of $500 million debt assumed by Vlasic as of the spinoff.